Exhibit 10.1

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT (this “Amendment”), dated as of August 31, 2021, is entered into by and among HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation (“Company”), HYDROFARM, LLC, a California limited liability company (“HYD”; and together with the Company, each individually, an “Existing Borrower”, and individually and collectively, jointly and severally, the “Existing Borrowers”), FIELD 16, LLC, a Delaware limited liability company (“F16”), HOUSE & GARDEN, INC., a Nevada corporation (“H&G”), HUMBOLDT WHOLESALE, INC., a California corporation (“HBW”), AURORA INNOVATIONS, LLC, an Oregon limited liability company (“Aurora Innovations”, and together with the F16, H&G, and HBW, each individually, a “New Borrower”, and individually and collectively, jointly and severally, the “New Borrowers”; the New Borrowers, the Existing Borrowers, and any other Person incorporated under the laws of a jurisdiction located in the U.S. who is joined as a Borrower in accordance with the terms of the Credit Agreement referred to below is referred to hereinafter, each individually, as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), HYDROFARM INVESTMENT CORP., a Delaware corporation (“HIC”), HYDROFARM HOLDINGS LLC, a Delaware limited liability company (“HHL”), EHH HOLDINGS, LLC, a Delaware limited liability company (“EHH”), SUNBLASTER LLC, a Delaware limited liability company (“Sunblaster”), HYDROFARM CANADA, LLC, a Delaware limited liability company (“HCL”), SUNBLASTER HOLDINGS ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia (“SUN”), EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a corporation organized under the laws of the Province of British Columbia (“EDDI”; and together with HIC, HHL, EHH, Sunblaster, HCL, and SUN, each individually, an “Existing Loan Guarantor”, and individually and collectively, jointly and severally, the “Existing Loan Guarantors”), HOUSE & GARDEN HOLDINGS, LLC, a Delaware limited liability company (“H&G Holdings”), GOTHAM PROPERTIES LLC, an Oregon limited liability company (“Gotham”), AURORA INTERNATIONAL, LLC, an Oregon limited liability company (“Aurora International”), ALLIED IMPORTS & LOGISTICS, INC., a California corporation (“Allied”), AURORA PEAT PRODUCTS ULC, an unlimited liability corporation existing under the laws of the Province of Alberta (“APP”), GREENSTAR PLANT PRODUCTS INC., a federal corporation organized under the laws of Canada (“GPP” and together with H&G Holdings, Gotham, Aurora International, Allied and APP, each individually, a “New Loan Guarantor”, and individually and collectively, jointly and severally, the “New Loan Guarantors”; the New Loan Guarantors, the Existing Loan Guarantors, and any other Person who is joined as a Loan Guarantor in accordance with the terms of the Credit Agreement referred to below is referred to hereinafter, each individually, as a “Loan Guarantor”, and individually and collectively, jointly and severally, as the “Loan Guarantors”, and the Borrowers and the Loan Guarantors are collectively referred to herein as the “Loan Parties” and each individually, a “Loan Party”), the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                 Reference is hereby made to that certain Credit Agreement, dated as of March 29, 2021 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment is hereinafter referred to as the “Credit Agreement”), by and among the Borrowers, the other Loan Parties from time to time party thereto, the Administrative Agent, and the financial institutions from time to time party thereto (collectively, the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without being defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

B.                  Reference is hereby made to that certain (1) Unit Purchase and Contribution Agreement, dated as of April 26, 2021 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “F16 Unit Purchase Agreement”), by and among the Company, F16, F16 Holdings LLC, a California limited liability company (“F16 Seller”), and the members of F16 Seller, pursuant to which the Company acquired 100% of the Equity Interests of F16 held by the F16 Seller on April 26, 2021 (the “F16 Acquisition”), (2) Stock Purchase Agreement, dated as of May 21, 2021 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “H&G Stock Purchase Agreement”), by and among H&G, H&G Holdings, HBW, Allied, South Coast Horticultural Supply, Inc., a California corporation (“South Coast”), the stockholders of each of H&G Holdings, HBW, Allied, and South Coast (collectively, the “H&G Sellers”), and Steven Muller, as the H&G Sellers’ representative, pursuant to which H&G acquired 100% of the Equity Interests of each of H&G Holdings, HBW, Allied, and South Coast held by the H&G Sellers on May 21, 2021 (the “H&G Acquisition”), (3) Securities Purchase Agreement, dated as of June 17, 2021 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “Aurora Securities Purchase Agreement”), by and among the Company, Gotham, Aurora Innovations, Aurora International, and the equityholders of each of Gotham, Aurora Innovations, and Aurora International (the “Aurora Equityholders”), as supplemented by the Joinder Agreement, dated June 30, 2021, by Aurora Innovations Holdings, Inc., and Oregon corporation (“Innovations Holdings”), and Aurora International Holdings, Inc., an Oregon corporation (“International Holdings” and together with Innovations Holdings and the Aurora Equityholders, the “Aurora Sellers”), pursuant to which the Company acquired 100% of the Equity Interests of each of Gotham, Aurora Innovations, and Aurora International held by the Aurora Sellers on July 1, 2021 (the “Aurora Acquisition”), and (4) Share Purchase Agreement, dated as of July 30, 2021 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “Greenstar Purchase Agreement”; and together with the F16 Unit Purchase Agreement, the H&G Acquisition Agreement; and the Aurora Purchase Agreement, collectively, the “Acquisition Agreements”), by and among the Company, GPP, GSPP Investments Inc. (“GSPP”), Funance Products Corp. (“Funance”), Michael Nemirow (“M. Nemirow” and together with GSPP and Funance, collectively, the “Greenstar Sellers”; the F16 Seller, the H&G Sellers, the Aurora Sellers, and the Greenstar Sellers are collectively referred to herein as the “Sellers”), pursuant to which the Company acquired 100% of the Equity Interests of GPP held by the Greenstar Sellers on July 30, 2021 (the “Greenstar Acquisition”; together with the F16 Acquisition, the H&G Acquisition, and the Aurora Acquisition, collectively, the “Acquisitions”).

C.                  In connection with the Acquisitions, each New Borrower and each New Loan Guarantor is required to become a Borrower, a Loan Guarantor, a Loan Party and a Canadian Loan Party, as applicable, pursuant to the terms of Section 5.14 of the Credit Agreement.

D.                 Pursuant to Section 2.09(e) of the Credit Agreement (after giving effect to this Amendment), the Existing Borrowers have informed the Administrative Agent and the Lenders of their request to exercise their right to increase the Revolving Commitments from $50,000,000 to $100,000,000 by obtaining additional Revolving Commitments in an amount equal to $50,000,000.

E.                  As such, the Loan Parties have requested that the Administrative Agent and the Lenders (1) increase the Revolving Commitments from $50,000,000 to $100,000,000 in accordance with Section 2.09(e) of the Credit Agreement (after giving effect to this Amendment), (2) join each New Borrower and New Loan Guarantor as a Borrower, a Loan Guarantor, a Loan Party and/or a Canadian Loan Party, as applicable, under the Credit Agreement and the other Loan Documents, and (3) make certain other amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to increase the Revolving Commitments, and make such joinders and amendments, in each case subject to and pursuant to the terms and conditions set forth herein.

F.             The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, neither the Administrative Agent’s nor any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.              Amendments to Credit Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 2 hereof, effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

a.             The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“ “APP” means Aurora Peat Products ULC, an unlimited liability corporation existing under the laws of the Province of Alberta.”

“ “First Amendment” means that certain First Amendment and Joinder to the Credit Agreement, dated as of the First Amendment Effective Date, by and between the Loan Parties, the Administrative Agent, and the Lenders party thereto.”

“ “First Amendment Effective Date” means August 31, 2021.”

“ “GPP” means Greenstar Plant Products Inc., a federal corporation organized under the laws of Canada.”

b.            The definition of “Canadian Loan Parties” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ “Canadian Loan Parties” means, collectively, SUN, EDD, APP, GPP, and any other Person organized under applicable law of Canada or any province of Canada who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns, and the term “Canadian Loan Party” mean any one of them or all of them individually, as the context may require.”

c.             The definition of “Canadian Opcos” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ “Canadian Opcos” means, collectively, SUN, EDD, APP, and GPP.”

d.            Clause (A) of the proviso at the end of clause (bb) of the definition of “Eligible Accounts” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(A) (1) with respect to the New Borrowers (as defined in the First Amendment), APP and GPP, not more than 60 days has passed since the First Amendment Effective Date (or 90 days to the extent an appraisal and field examination has been commenced prior to the First Amendment Effective Date or during the initial 60 days since the First Amendment Effective Date), and (2) with respect to any other target or business acquired in connection with a Permitted Acquisition, not more than 60 days has passed since the consummation of such Permitted Acquisition (or 90 days to the extent an appraisal and field examination has been commenced during the initial 60 days since the consummation of such Permitted Acquisition), and”

e.             Clause (A) of the proviso at the end of clause (s) of the definition of “Eligible Inventory” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(A) (1) with respect to the New Borrowers (as defined in the First Amendment), APP and GPP, not more than 60 days has passed since the First Amendment Effective Date (or 90 days to the extent an appraisal and field examination has been commenced prior to the First Amendment Effective Date or during the initial 60 days since the First Amendment Effective Date), and (2) with respect to any other target or business acquired in connection with a Permitted Acquisition, not more than 60 days has passed since the consummation of such Permitted Acquisition (or 90 days to the extent an appraisal and field examination has been commenced during the initial 60 days since the consummation of such Permitted Acquisition), and”

f.             Section 2.09(e) of the Credit Agreement is hereby amended by deleting “$25,000,000” in clause (iii) thereof and substituting in lieu thereof “$50,000,000”.

g.            Section 6.03 of the Credit Agreement is hereby amended by deleting the text “; and” at the end of clause (o) thereof, deleting the period at the end of clause (p) thereof and substituting in lieu thereof “; and”, and adding the following new clause (q) thereto:

“(q)        Liens on cash collateral provided by GPP in an amount not to exceed an aggregate principal amount of $100,000 in favor of Bank of Montreal securing obligations of GPP under its corporate credit card program.”

h.             The Commitment Schedule to the Credit Agreement is hereby amended and restated in its entirety by Exhibit A attached hereto.

i.              Schedule 3.18 to the Credit Agreement is hereby amended and restated in its entirety by Exhibit B attached hereto.

j.              On the date hereof, pursuant to Section 2.09(e) of the Credit Agreement, Borrower Representative hereby requests an increase to the Revolving Commitments in an aggregate amount equal to $50,000,000 from the Lenders, subject to the terms and amendments contained herein. Upon the effectiveness of this Amendment and pursuant to Section 2.09(e) of the Credit Agreement, the aggregate Revolving Commitments of the Lenders shall be $100,000,000, subject to the terms and amendments contained herein. For the avoidance of doubt, after giving effect to this Amendment, the aggregate amount of all additional increases of the Revolving Commitments which the Borrower Representative may request pursuant to Section 2.09(e) of the Credit Agreement shall be $0.

k.            Each New Borrower and each New Loan Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Borrower and such New Loan Guarantor, as applicable, will be deemed to be a Borrower, Loan Guarantor, Canadian Guarantor, Loan Party and/or Canadian Loan Party, as the case may be, under the Credit Agreement and other Loan Documents for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Borrower, Loan Guarantor, Canadian Guarantor, Loan Party and/or Canadian Loan Party, as the case may be, under the Credit Agreement and the other Loan Documents as if it had executed the Credit Agreement and the other Loan Documents. Each New Borrower and each New Loan Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents applicable to it, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement, and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph, each New Borrower and each New Loan Guarantor, subject to the limitations set forth in Sections 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Borrowers and the New Loan Guarantors will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each New Borrower and each New Loan Guarantor waives acceptance by the Administrative Agent and the Lenders of the guaranty by such New Borrower and such New Loan Guarantor upon the execution of this Amendment. Furthermore, each New Borrower and each New Loan Guarantor agrees that its address for purposes of Section 9.01 of the Credit Agreement is the address of the Borrower Representative set forth therein.

2.             Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Effective Date”):

a.             Amendment. Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Lender shall have duly executed and delivered this Amendment, and the Administrative Agent shall have received a fully executed counterpart hereof.

b.             Joinders and Amendments. Administrative Agent shall have received (i) a joinder to the U.S. Security Agreement duly executed and delivered by the New Borrowers and New Loan Guarantors (other than APP and GPP), (ii) an amendment to the U.S. Security Agreement duly executed and delivered by the applicable Loan Parties (other than APP and GPP), (iii) a joinder to the Canadian Security Agreement duly executed and delivered by APP and GPP, (iv) an amendment to the Canadian Security Agreement duly executed and delivered by the applicable Loan Parties, (v) a joinder to the Canadian Guarantee duly executed and delivered by APP and GPP, and (vi) a confirmatory grant of security interest in trademarks duly executed and delivered by the applicable Loan Parties, in each case in form and substance satisfactory to the Administrative Agent and in a sufficient number of counterparts for distribution to all parties.

c.                   Acquisition Agreements. Administrative Agent shall have received a certificate, signed by a Financial Officer of the Borrower Representative, dated as of the Effective Date, attaching true and complete copies of the Acquisition Agreements and all other material documents, agreements and/or instruments executed and/or delivered in connection therewith.

d.                   Acquisitions. On or prior to the date hereof, each of the Acquisitions shall have been consummated in accordance with the terms of each applicable Acquisition Agreement, but without giving effect to any amendments, waivers or consents by any Loan Party that are materially adverse to the interests of the Administrative Agent or the Lenders in their respective capacities as such without the consent of the Administrative Agent.

e.                   No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of each Borrower and each other Loan Party, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct as of such date, (iii) after giving pro forma effect to this Amendment, each of the Acquisitions constitute a Permitted Acquisition, (iv) certifying as to the items described in items (i) and (ii) of clause (m) of the definition of Permitted Acquisition and attaching calculations for item (ii) of clause (m) of the definition of Permitted Acquisition and (v) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.

f.                    Representations and Warranties. The representations and warranties of the Loan Parties set forth herein and in the Loan Documents must be true and correct in all material respects with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

g.                   Secretary’s Certificate. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the date hereof and executed by its Secretary, Assistant Secretary or other Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, as amended by this Amendment, to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers, (C) contain appropriate attachments, including the certificate, constitution or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization or incorporation of such Loan Party and a true and correct copy of its memorandum and articles of association, bylaws, constitution or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction.

h.                   Legal Opinions. Each Loan Party shall have delivered a written opinion of each Loan Party’s counsel, addressed to the Administrative Agent, Issuing Bank, the Lenders and the other Secured Parties, each in form and substance satisfactory to the Administrative Agent and its counsel.

i.                    [Reserved].

j.                    Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer of the Borrower Representative.

k.                   Funding Accounts. The Administrative Agent shall have received a notice setting forth the Funding Accounts to which the Administrative Agent is authorized by the New Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to the Credit Agreement.

l.                    Insurance. The Administrative Agent shall have received evidence of liability and property insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent, in compliance with the terms of the Credit Agreement and the other Loan Documents.

m.                 Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statements and/or PPSA registrations) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral of the New Borrowers and the New Loan Guarantors described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02 of the Credit Agreement), shall be in proper form for filing, registration or recordation, and shall have been filed, registered, or recorded.

n.                   Tax Withholding. The Administrative Agent shall have received a properly completed and signed IRS Form W-8 or W-9, as applicable, for each New Borrower and each New Loan Guarantor.

o.                   Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the New Borrowers and the New Loan Guarantors are organized and where the assets of such New Borrowers and New Loan Guarantors are located, and such search shall reveal no Liens on any of the assets of such New Loan Parties except for Liens permitted by Section 6.02 of the Credit Agreement or discharged on or prior to the date hereof (or as otherwise required pursuant to Section 4 of this Amendment) pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

p.                   Payoff Letter. The Administrative Agent shall have received satisfactory pay-off letters for all existing Indebtedness of the New Borrowers and the New Loan Guarantors to be repaid on or prior to the Effective Date, confirming that all Liens upon any of the property of the Loan Parties constituting Collateral will be terminated concurrently with such payment and all letters of credit issued or guaranteed as part of such Indebtedness shall have been cash collateralized or supported by a Letter of Credit.

q.                   USA PATRIOT Act, etc. (i) The Administrative Agent and the Lenders shall have received all documentation and other information regarding the New Borrowers and the New Loan Guarantors requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Canadian Anti-Money Laundering & Anti-Terrorism Legislation, for each New Borrower and New Loan Guarantor, and (ii) to the extent any New Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each New Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

r.                    Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Loan Parties and their Affiliates shall be reasonably acceptable to the Administrative Agent in its Permitted Discretion.

s.                    Amendment Fee. Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders (including Administrative Agent in its capacity as a Lender), an amendment fee in an amount equal to $100,000, which amendment fee shall be fully earned as of and payable on the date hereof.

t.                    Fees and Expenses. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.

u.                   Legal Due Diligence. The Administrative Agent and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to Administrative Agent in its Permitted Discretion.

v.                   Approvals. All governmental and third party approvals necessary in connection with the transactions contemplated hereby and the continuing operations of the Loan Parties and their Subsidiaries (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent in its Permitted Discretion and shall be in full force and effect.

w.                 Legal and Regulatory Matters. All legal and regulatory matters (including tax implications) shall be satisfactory to the Administrative Agent in its Permitted Discretion and the Lenders, including, but not limited to, compliance with all applicable requirements of Regulations U, T and X of the Board of Governors of the Federal Reserve System.

x.                   Designated Authority. The Administrate Agent shall have received an updated Appointment of Designated Authority, in form and substance satisfactory to Administrative Agent.

y.                   Other Required Documentation. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

3.             Representations and Warranties. Each Borrower and each other Loan Party represents and warrants as follows:

a.                   Authority; Enforceability. The transactions contemplated by this Amendment are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and approvals and, if required, actions and approvals by equity holders. This Amendment and each other Loan Document (as amended or modified hereby) to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable Insolvency Laws, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

b.           Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

c.             No Default. At the time of and immediately after giving to this Amendment, no Default has occurred and is continuing.

4.              Post-Closing Matters. Each Loan Party, as applicable, shall execute and deliver and complete the tasks set forth below, in each case within the time limit specified below (or such later times as the Administrative Agent may agree to in its sole discretion).

a.            Discharge of Bank of Montreal Liens. Within ten (10) days of the Effective Date, the Loan Parties shall have delivered to Administrative Agent evidence of the full discharge of British Columbia PPSA registration number 669091D, in form and substance satisfactory to the Administrative Agent, provided that at the election of the Administrative Agent, a Reserve may be established until such evidence is provided.

b.            Financing Statement Terminations. Within ten (10) days of the Effective Date, the Loan Parties shall have delivered to Administrative Agent evidence of the termination of the following financing statements satisfactory to the Administrative Agent:

(i)               UCC Financing Statement No. 91410716, filed with the Oregon Secretary of State, against Gotham Properties LLC, in favor of Key Equipment Finance, a Division of KeyBank NA;

(ii)              UCC Financing Statement No. 9066861, filed with the Oregon Secretary of State, against Aurora Innovations Inc., in favor of Key Equipment Finance, A Division of KeyBank NA;

(iii)             UCC Financing Statement No. 90956051, filed with the Oregon Secretary of State, against Aurora Innovations Inc., in favor of Key Equipment Finance Canada LTD.; and

(iv)            UCC Financing Statement No. 91134506, filed with the Oregon Secretary of State, against Aurora Innovations Inc., in favor of KeyBank National Association;

provided that until such evidence is delivered to the Administrative Agent, all of the Collateral of Aurora Innovations will be deemed ineligible for inclusion in the Borrowing Base.

c.             Pledged Equity Interests; Stock Powers; Pledged Notes. Within fourteen (14) days of the Effective Date, the Loan Parties shall have delivered to Administrative Agent (i) the certificates representing the Equity Interests of the New Borrowers and the New Loan Guarantors pledged pursuant to each of the Collateral Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to a Collateral Document endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

d.                   Discharge of Royal Bank of Canada, Key Equipment Finance Canada Ltd and Alaska Peat Inc. Liens. Within thirty (30) days of the Effective Date, the Loan Parties shall have delivered to Administrative Agent evidence of the full discharge of Alberta PPSA registration numbers 20042412387, 17020816442, 16082605703, 16110728786, 17020816543, 15042935565 and British Columbia PPSA registration number 812927J or estoppel letters relating to such registrations, in form and substance satisfactory to the Administrative Agent, provided that until such evidence is delivered to the Administrative Agent, all of the Collateral of Aurora Peat Products ULC and Aurora Innovations, Inc. will be deemed ineligible for inclusion in the Borrowing Base.

e.                   Estoppel Letters. Within thirty (30) days of the Effective Date, the Loan Parties shall have delivered to Administrative Agent estoppel letters in form and substance satisfactory to the Administrative Agent in respect of British Columbia PPSA file numbers 206901C and 178296L and Ontario PPSA file numbers 611851626 and 20050107 1949 1531 9078.

f.                    Collateral Access Agreements. Within forty-five (45) days of the Effective Date, the New Borrowers and the New Loan Guarantors shall use commercially reasonable efforts to obtain Collateral Access Agreements in accordance with the requirements of the Security Agreements.

g.                   Control Agreements. Within ninety (90) days of the Effective Date, each New Borrower and each New Loan Guarantor shall provide to the Administrative Agent a Deposit Account Control Agreement (as defined in the Security Agreements) or a securities account control agreement (in each case, in form and substance satisfactory to the Administrative Agent in its Permitted Discretion, as applicable) duly executed on behalf of each financial institution holding a deposit account or securities account of such New Borrower and such New Loan Guarantor.

h.                   Depository Banks. By not later than December 31, 2021, each New Borrower and each New Loan Guarantor shall establish and maintain the Administrative Agent (i) as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity and other deposit accounts for the conduct of its business and (ii) as the principal provider of other Banking Services to each New Borrower and each New Loan Guarantor (and each of their respective Subsidiaries).

i.                    Dissolution of South Coast, Greenstar Brands and GIL. Within ninety (90) days of the Effective Date, the Loan Parties shall have caused South Coast, Greenstar Brands Inc., a California corporation (“Greenstar Brands”), and Greenstar International LLC, a Washington limited liability company (“GIL”) to have transferred all assets (including, without limitation, any and all Intellectual Property) to a Borrower, and Administrative Agent shall have received evidence of such transfer and evidence of the dissolution, merger or liquidation, as the case may be, of South Coast, Greenstar Brands and GIL, in each case in form and substance reasonably satisfactory to Agent.

5.              Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. The other terms of Section 9.09 and 9.10 of the Credit Agreement shall apply hereto as if fully set forth herein, mutatis mutandis.

6.             Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or any other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record. Notwithstanding the foregoing, the Loan Parties shall promptly deliver original signatures of this Amendment to the Administrative Agent.

7.             Reference to and Effect on the Loan Documents.

a.                   Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “hereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

b.                   Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to Administrative Agent and the Lenders without defense, offset, claim, or contribution.

c.                   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.             Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9.             Release; Covenant Not to Sue.

a.                   Each Loan Party hereby absolutely and unconditionally releases and forever discharges Administrative Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising under or related to the Loan Documents from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.

b.                  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

c.                   Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

10.           Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations.

11.            Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.           Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.           Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EXISTING BORROWERS:

HYDROFARM HOLDINGS GROUP, INC.,
a Delaware corporation

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

HYDROFARM, LLC,
a California limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

[First Amendment and Joinder to Credit Agreement]

EXISTING LOAN GUARANTORS:

HYDROFARM INVESTMENT CORP.,
a Delaware corporation

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

HYDROFARM HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

EHH HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

SUNBLASTER LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

HYDROFARM CANADA, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

[First Amendment and Joinder to Credit Agreement]

EXISTING LOAN GUARANTORS (CONT’D):

SUNBLASTER HOLDINGS ULC,
an unlimited liability corporation existing under the laws of the Province of British Columbia

By:	/s/ Jeffrey Peterson
	Name:	Jeffrey Peterson
	Title:	Director

EDDI’S WHOLESALE GARDEN SUPPLIES LTD.,
a corporation organized under the laws of the province of British Columbia

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Secretary

[First Amendment and Joinder to Credit Agreement]

NEW BORROWERS:

FIELD 16, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

HOUSE & GARDEN, INC.,
a Nevada corporation

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

HUMBOLDT WHOLESALE, INC.,
a California corporation

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

AURORA INNOVATIONS, LLC,
an Oregon limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

[First Amendment and Joinder to Credit Agreement]

NEW LOAN GUARANTORS:

HOUSE & GARDEN HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

GOTHAM PROPERTIES LLC,
an Oregon limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

AURORA INTERNATIONAL, LLC,
an Oregon limited liability company

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

ALLIED IMPORTS & LOGISTICS, INC.,
a California corporation

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Chief Financial Officer

[First Amendment and Joinder to Credit Agreement]

NEW LOAN GUARANTORS (CONT’D):

AURORA PEAT PRODUCTS ULC,
an unlimited liability corporation existing under the laws of the Province of Alberta

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Secretary

GREENSTAR PLANT PRODUCTS INC.,
a federal corporation organized under the laws of Canada

By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	Director

[First Amendment and Joinder to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender, Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Hashim Kamal
	Name:	Hashim Kamal
	Title:	Authorized Signer

[First Amendment and Joinder to Credit Agreement]

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:	/s/ Bruce Watson
	Name:	Bruce Watson
	Title:	Authorized Officer

[First Amendment and Joinder to Credit Agreement]

Exhibit A

Commitment Schedule

to

Credit Agreement

(See attached)

Commitment Schedule

Lenders	Amount of Revolving Commitment
JPMORGAN CHASE BANK, N.A.	$100,000,000
TOTAL	$100,000,000

Exhibit B

Schedule 3.18

to

Credit Agreement